CSFB05-2G5AR2  --  5A3

CREDIT SUISSE FIRST BOSTON

Balance   $1,500,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    6.25000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-00.00	6.384	6.391	6.400	6.414	6.435	6.452	6.497	6.522	6.571	6.616
99-08.00	6.363	6.367	6.372	6.381	6.393	6.404	6.430	6.445	6.474	6.501
99-16.00	6.342	6.343	6.345	6.348	6.351	6.355	6.363	6.368	6.377	6.386
99-24.00	6.321	6.319	6.317	6.314	6.310	6.306	6.297	6.291	6.281	6.271
100-00.00	6.300	6.296	6.290	6.281	6.269	6.258	6.231	6.215	6.185	6.157
100-08.00	6.279	6.272	6.263	6.248	6.228	6.210	6.164	6.139	6.089	6.043
100-16.00	6.258	6.249	6.236	6.215	6.187	6.162	6.099	6.062	5.994	5.930
100-24.00	6.237	6.226	6.209	6.182	6.146	6.114	6.033	5.987	5.899	5.817
101-00.00	6.216	6.203	6.182	6.150	6.105	6.066	5.967	5.911	5.804	5.704
101-08.00	6.196	6.180	6.155	6.117	6.064	6.018	5.902	5.836	5.710	5.592
101-16.00	6.175	6.156	6.128	6.085	6.024	5.971	5.837	5.761	5.615	5.480
101-24.00	6.154	6.134	6.101	6.052	5.983	5.923	5.772	5.686	5.521	5.368
102-00.00	6.134	6.111	6.075	6.020	5.943	5.876	5.707	5.611	5.428	5.257
102-08.00	6.114	6.088	6.048	5.988	5.903	5.829	5.643	5.536	5.334	5.146
102-16.00	6.093	6.065	6.022	5.955	5.863	5.782	5.578	5.462	5.241	5.035
102-24.00	6.073	6.042	5.995	5.923	5.823	5.735	5.514	5.388	5.148	4.925
103-00.00	6.053	6.020	5.969	5.892	5.783	5.688	5.450	5.314	5.056	4.815
103-08.00	6.033	5.997	5.943	5.860	5.744	5.642	5.387	5.241	4.964	4.705
103-16.00	6.013	5.975	5.916	5.828	5.704	5.595	5.323	5.167	4.872	4.596
103-24.00	5.993	5.953	5.890	5.796	5.665	5.549	5.260	5.094	4.780	4.487
104-00.00	5.973	5.930	5.864	5.765	5.625	5.503	5.196	5.021	4.689	4.378

Spread @ Center Price	160	169	176	180	193	199	205	205	201	196
WAL	22.83	18.28	14.12	10.59	7.87	6.43	4.43	3.76	2.92	2.42
Mod Durn	11.92	10.66	9.16	7.55	6.06	5.17	3.77	3.27	2.61	2.19
Principal Window	Feb26 – Nov29	May21 – Oct25	May17 – Jul21	Feb14 – Sep17	Mar12 – Feb14	Jan11 – Feb12	Apr09 – Oct09	Sep08 – Feb09	Dec07 – Mar08	Jun07 – Aug07
Prepay	100 PSA	150 PSA	200 PSA	250 PSA	300 PSA	350 PSA	500 PSA	600 PSA	800 PSA	1000 PSA

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld 2.894 3.435 3.612 3.858 4.266 4.649

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-2G5AR2  --  5A3

CREDIT SUISSE FIRST BOSTON

Balance   $1,500,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    6.25000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.